NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (“Agreement”) made as of the date set forth on the signature page hereto among BOXLIGHT CORPORATION, (the “Company” or “BOXL”), EVEREST DISPLAY, INC., a corporation organized under the laws of Taiwan (“Everest”) and THE MARLBOROUGH TRUST, a California trust (the “Trust”). Everest and the Trust are hereinafter sometimes collectively referred to as the “Note Holders.”

W I T N E S S E T H:

WHEREAS, Everest is the holder of a 4% $2,000,000 convertible promissory note of the Company dated as of May 11 , 2017, a true copy of which is annexed hereto as Exhibit A and made a part hereof (the “Everest Note”); and

WHEREAS, The Trust is the holder of a 4% $2,000,000 convertible promissory note of the Company dated as of April 1, 2016, that was issued to Mim Holdings, LLC and subsequently assigned by Mim Holdings, LLC to the Trust; a true copy of which is annexed hereto as Exhibit B and made a part hereof (the “Marlborough Note”); and

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. CONVERSION OF THE EVEREST NOTE AND MARLBOROUGH NOTE.

1.1       Subject to the conversion of the Marlborough Note in accordance with the provisions of Section 1.2 below, on the date that the Post-Effective Amendment to the Company’s effective registration statement on Form S-1 (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “SEC”) on or before June 30 , 2017, shall be declared effective by the SEC (the “Conversion Date”), the entire unpaid principal amount of the $2,000,000 Everest Note, together with all interest accrued thereon, shall automatically, and without any other action or consent on the part of Everest or any of its affiliates, be converted into that number of shares of Class A Common Stock of the Company (the “Everest Conversion Shares”), as shall be determined by dividing (a) the entire unpaid principal amount of the $2,000,000 Everest Note, together with all interest accrued thereon, by (b) a conversion price of $6.30 per share (the “Everest Conversion Price”).

1.2       Subject to the conversion of the Everest Note in accordance with the provisions of Section 1.1 above, on the Conversion Date, the entire unpaid principal amount of the $2,000,000 Marlborough Note, together with all interest accrued thereon, shall automatically, and without any other action or consent on the part of Marlborough or its trustee or affiliates, be converted into that number of shares of Class A Common Stock of the Company (the “Marlborough Conversion Shares”), as shall be determined by dividing (a) the entire unpaid principal amount of the $2,000,000 Marlborough Note, together with all interest accrued thereon, by (b) a conversion price of $6.30 per share (the “Marlborough Conversion Price”).

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1.3       As used in this Agreement and in all other agreements between and among the Company, Everest, the Trust and their affiliates and Representatives, the definition of “Fully-Diluted Common Stock” (as it applies to the Company or any successor-in-interest public company) is hereby amended to read as follows:

“Fully-Diluted Common Stock” shall mean (i) all shares of Common Stock of BOXL or PubCo Common Stock issued and outstanding and (ii) all shares of Common Stock of BOXL or PubCo Common Stock issuable upon conversion, exchange or exercise, including, without limitation, those issuable pursuant to signed definitive acquisition agreements in connection with the acquisition of the Acquired Companies and the acquisitions of Mimio and Genesis, in each case, immediately prior to giving effect to any Liquidity Event; provided, however, that Fully-Diluted Common Stock shall not mean or include any Common Stock or Common Stock Equivalents of BOXL or PubCo issued or issuable in connection with (A) an IPO, (B) any Common Stock or Common Stock Equivalents of PubCo that are owned by stockholders of PubCo, other than stockholders of BOXL immediately following a Reverse Merger Transaction, (C) any Common Stock or Common Stock Equivalents issuable upon conversion of the Marlborough Note or the Everest Note, and/or (D) any private placement of securities of BOXL under Rule 144 (a “Private Placement”) resulting in the issuance of Common Stock or Common Stock Equivalents; provided, that the net proceeds of such Private Placement shall be to reduce Indebtedness and for working capital for BOXL and its consolidated Subsidiaries.

II.       REPRESENTATIONS BY EVEREST AND THE TRUST. Everest and the Trust each severally as to themselves only, and not jointly and severally, represent to the Company, as follows:

2.1       Authorization; Enforceability. Each of Everest and the Trust has all legal right, power and authority to enter into, execute and deliver this Agreement in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder. All action on the part of Everest and the Trust, its directors, stockholders and trustee, respectively, that is necessary for the (a) authorization execution, delivery and performance of this Agreement; and (b) authorization for the conversions of the Everest Note and the Marlborough Note has been taken. This Agreement has been duly executed and delivered by each of Everest and the Trust and constitutes a legal, valid and binding obligation, enforceable against Everest and the Trust in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.2       No Conflict; Governmental Consents. The execution and delivery by the Everest and the Trust of this Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to Everest or the Trust that would have a material adverse effect on either Everest or the Trust, (ii) conflict with or violate any provision of Everest’s Articles of Incorporation or Bylaws (collectively, the “Everest Charter Documents”) or the trust agreement of the Trust, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Everest or the Trust is a party.

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III.       REPRESENTATIONS BY AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Everest and the Trust that:

3.1       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2       Capitalization. The authorized issued and outstanding shares of capital stock of the Company and all notes, warrants and stock options are disclosed and set forth in the Registration Statement. All of such outstanding shares have been duly authorized, validly issued and are fully paid and non-assessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as set forth in the Company’s Registration Statement (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act, and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares as described in this Agreement. The Shares, when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the issuance of the Shares). No co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issue and sale of the Shares will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Note Holders true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

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3.3       Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to this Agreement and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Everest Conversion Shares and the Marlborough Conversion Shares contemplated hereby and the performance of the Company’s obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Shares are duly authorized and, when issued and paid for in accordance with the applicable this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Encumbrances other than restrictions on transfer provided for in this Agreement. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal.

3.4       No Conflict; Governmental Consents.

(a)       The execution and delivery by the Company of this Agreement, the issuance of the Everest Conversion Shares and the Marlborough Conversion Shares and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b)       No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, and issuance of the Everest Conversion Shares and the Marlborough Conversion Shares except as has been previously obtained.

(c)       No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, and, upon issuance the Everest Conversion Shares and the Marlborough Conversion Shares, except such post-sale filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

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3.5       Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement or in connection with the authorization and issuance of the Everest Conversion Shares and the Marlborough Conversion Shares, except as previously obtained, each of which is in full force and effect.

3.6       Litigation.

(a)       On June 1, 2017, a lawsuit was commenced against the Company, and certain of its affiliates by Skyview Capital, LLC (“Skyview”), in Los Angeles, CA Superior Court. On April 1, 2016, pursuant to a membership interest purchase agreement, the Company acquired 100% of the membership interest in Mimio, from Mim Holdings, Inc., a Delaware corporation wholly-owned by a trust established for the benefit of members of the families of affiliates of VC2 Partners LLC, in exchange for a four percent $2,000,000 unsecured convertible promissory note due March 31, 2019 (the “Marlborough Note”), and the assumption of an original six percent $3,425,000 senior secured note of Mim Holdings due July 3, 2016 that was payable Skyview, the former equity owner of Mimio (the “Skyview Note”). The Skyview Note was originally issued by Mim Holdings to Skyview on November 4, 2015 as payment for the acquisition of 100% of the membership equity of Mimio by Mim Holdings. On July 5, 2016, Skyview, the Company and Mim Holdings entered into an amendment to the Skyview Note, effective as of June 30, 2016 and, on August 3, 2016, Boxlight Parent and Skyview entered into a second amendment to the original Mimio purchase agreement. The suit alleges breach of an unpaid promissory note in $1,460,508 principal amount that is secured by a lien on the Company’s assets and breach of guaranties. Skyview is seeking, among other things, (i) damages arising from breach of the promissory note and guarantees in the amount of no less than $1,460,507.50, plus accrued interest, (ii) a judgment to foreclose upon certain of the Company’s assets, (iii) a judgment for immediate possession of certain personal property; and (iv) the return of the entire membership interest in Mimio.

(b)       Except as set forth above and as disclosed in the Registration Statement, the Company knows of no other pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or which materially and adversely questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to perform its obligations hereunder and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since the filing of the Registration Statement has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

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IV. COVENANTS OF THE COMPANY

4.1       Transfer Restrictions.

(a)       The may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Everest Conversion Shares and the Marlborough Conversion Shares other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Note Holders or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred the Everest Conversion Shares and the Marlborough Conversion Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Note Holders under this Agreement.

(b)       The Note Holders agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Shares, in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)       Certificates evidencing the Everest Conversion Shares and the Marlborough Conversion Shares shall not contain any legend (including the legend set forth in Section 5.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such the Everest Conversion Shares and the Marlborough Conversion Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel, at the Company’s expense, to issue a legal opinion to the Company’s transfer agent promptly if required by the Company’s transfer to effect the removal of the legend hereunder.

4.2       Reservation of Shares. The Company shall at all times reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Everest Conversion Shares and the Marlborough Conversion Shares.

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4.3       Replacement of the Everest Conversion Shares and the Marlborough Conversion Shares. If any certificate or instrument evidencing any Everest Conversion Shares and the Marlborough Conversion Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Everest Conversion Shares or Marlborough Conversion Shares. If a replacement certificate or instrument evidencing any of the Everest Conversion Shares or Marlborough Conversion Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

4.4       Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Everest Conversion Shares and the Marlborough Conversion Shares, to the extent applicable, under Regulation D promulgated under the Securities Act. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Note Holders at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Note Holders.

4.5       Indemnification.

(a)       The Company agrees to indemnify and hold harmless each of Everest and the Trust, its affiliates and their respective officers, directors, employees, trustee agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, this Agreement; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)       If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

4.6       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Note Holders or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Note Holders shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Note Holders shall be relying on the foregoing covenant in effecting transactions in the Everest Conversion Shares and the Marlborough Conversion Shares.

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V.       MISCELLANEOUS

5.1       Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.2       This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Note Holders (other than by merger). Note Holders may assign any or all of its rights under this Agreement to any person to whom Note Holders assigns or transfers any Everest Conversion Shares or Marlborough Conversion Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of this Agreement

5.3       This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4       Upon the execution and delivery of this Agreement by the Note Holders and the Company, this Agreement shall become a binding obligation of the Note Holders with respect to the conversion of the Everest Note and the Marlborough Note on the Conversion Date, and a binding obligation of the Company to issue the Everest Conversion Shares and the Marlborough Conversion Shares on the Conversion Date, as herein provided.

5.5       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

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5.6       In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

5.7       The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.8       It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.9       The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.10       This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11       Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

5.12       In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Note Holders and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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Signature page follow

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IN WITNESS WHEREOF, the Note Holders and the Company have caused this Subscription Agreement to be duly executed as of the __ day of June 2017.

COMPANY:

BOXLIGHT CORPORATION

By:
Name:	Mark Elliott
Title:	CEO

EVEREST DISPLAY, INC.

By:
Name:	Alex Kuo
Title:	President

THE MARLBOROUGH TRUST

By:
Name:
Title:	Trustee